UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                           Date of Report: June 1,2005
                        --------------------------------
                        (Date of earliest event reported)


                              OSK CAPITAL II CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


       NEVADA                     000-28793                 84-1491673
       -------                    ---------                 ----------
      State of                   Commission                IRS Employer
   incorporation                 File Number           Identification Number

                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
                              --------------------
                           (Issuer's telephone number)


                       P.O. Box 461029 Glendale, CO 80246
             -------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of principal Officers.

On June 1, 2005, Mr. Robert Cajolet resigned as President and Chief Executive Officer of OSK CAPITAL II CORP. Mr. Robert Cajolet remains as a member of the Board of Directors of OSK CAPITAL II CORP.

On June 1, 2005, Mr. George Metrakos is appointed as a member of the Board of Directors of OSK CAPITAL II CORP. and is appointed as President and Chief Executive Officer of OSK CAPITAL II CORP.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OSK CAPITAL II CORP.

DATE: June 1, 2005          /s/ Robert Cajolet
                            ------------------------
                            Robert Cajolet
                            Director
                            OSK CAPITAL II CORP.